UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 23, 2015

Date of Report (Date of earliest event reported)

Rovi Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-53413	26-1739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

Rovi Corporation (the “Company”) issued a press release today announcing that it has entered into a seven-year license agreement with AT&T Services, Inc. (“AT&T”) for the worldwide use of the Company’s patent portfolio for all of AT&T’s products and services. The parties also extended separate existing product agreements between the companies on substantially the same terms as exist today.

As stated in previous regulatory filings, AT&T, which acquired DIRECTV earlier this year, represented 14% and 13%, respectively, of the Company’s consolidated revenue for the three and nine months ending September 30, 2015. This revenue was almost entirely related to the licensing of the Company’s patent portfolio. Under the new patent licensing arrangement, AT&T will pay a fixed annual license fee beginning January 1, 2016 that is in line with the revenues the Company will recognize in 2015 from AT&T and DIRECTV for their licenses to the Company’s patent portfolio, with fixed fees for years subsequent to 2016 reflecting pre-agreed upon annual increases to address anticipated inflation adjustments.

A copy of the press release is furnished as Exhibit 99.1 to this report. The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

All statements contained herein that are not statements of historical fact, including statements that use the words “will,” “believes,” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results to be materially different from any future results or outcomes expressed or implied by such forward-looking statements. Such factors are further addressed in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2015 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

ITEM 9.01	Financial Statements and Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated December 23, 2015, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: December 23, 2015	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
EVP & General Counsel